______________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________ FORM 8-K ________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007 (December 2, 2007)

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UAP Holding Corp. (Exact name of registrant as specified in its charter) ________________________

Delaware	000-51035	11-3708834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

________________________ 7251 W. 4th Street Greeley, Colorado 80634 (Address of principal executive offices) (Zip Code)

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Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On December 2, 2007, UAP Holding Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with Agrium Inc., a corporation governed by the Canada Business Corporations Act (“Agrium”), and Utah Acquisition Co., a Delaware corporation and an indirect wholly owned subsidiary of Agrium (“Merger Sub”).

     Subject to the terms and conditions of the Agreement, Merger Sub or another wholly owned subsidiary of Agrium (the “Offeror”) will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of the Company (the “Company Common Stock”) at a price of $39.00 per share in cash (the “Offer Price”). Upon successful completion of the Offer, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger. In the Merger, each outstanding share of Company Common Stock will be converted into the right to receive the Offer Price in cash.

     If more than a majority, but fewer than 90%, of the outstanding shares of Company Common Stock, are validly tendered (and not withdrawn) in the Offer, the Offeror may elect to conduct a subsequent offering period in order to acquire additional outstanding shares of Company Common Stock. In addition, subject to certain conditions and limitations, the Company has granted Agrium and Merger Sub an option to purchase from the Company, following the completion of the Offer, a number of additional shares of Company Common Stock that, when added to the shares of Company Common Stock already owned by Agrium and its subsidiaries, equals more than 90% of the outstanding shares of Company Common Stock. If Agrium and its subsidiaries acquire more than 90% of the outstanding shares of Company Common Stock, they will complete the Merger through the “short form” procedures available under Delaware law.

      The Offeror’s obligation to accept for payment and pay for shares of Company Common Stock tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding shares of Company Common Stock, on a fully diluted basis, (2) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval under the Competition Act (Canada), (3) the absence of injunctions or orders permanently restraining, enjoining or otherwise prohibiting the Offer or the Merger, (4) the accuracy of the Company’s representations in the Agreement (subject to a materiality standard) and (5) compliance in all material respects by the Company with its covenants in the Agreement.

     The Company has made customary representations, warranties and covenants in the Agreement, including, among others, covenants not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, not to enter into discussions concerning or provide information in connection with alternative business combination transactions, or withdraw or modify in a manner adverse to Agrium, the recommendation of the Company’s board regarding acceptance of the Offer.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Agrium, Merger Sub or the Company. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential disclosure schedules provided by the Company to Agrium and Merger Sub in connection with the signing of the Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between Agrium and Merger Sub, on the one hand, and the Company, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be viewed as characterizations of the actual state of facts about Agrium, Merger Sub or the Company.

     On December 3, 2007, Agrium and the Company issued a joint press release regarding the execution of the Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Important Information

     THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF COMPANY COMMON STOCK. AT THE TIME THE TENDER OFFER IS COMMENCED, AGRIUM AND THE OFFEROR INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORMS OF LETTERS OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND THE COMPANY INTENDS TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. AGRIUM, MERGER SUB AND THE COMPANY INTEND TO MAIL THESE DOCUMENTS TO THE COMPANY’S SHAREHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND OUR SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO OUR SHAREHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE AT WWW.UAP.COM AND ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Forward-Looking Statements

     This filing contains forward-looking statements as defined by the federal securities laws which are based on the Company’s current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of December 2, 2007, by and among Agrium Inc., Utah Acquisition
Co., and UAP Holding Corp.*

99.1	Joint Press Release dated December 3, 2007 issued by Agrium Inc. and UAP Holding Corp. Regarding
Execution of the Agreement and Plan of Merger
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*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the
U.S. Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2007

UAP Holding Corp.

By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 2, 2007, by and among Agrium Inc., Utah
Acquisition Co. and UAP Holding Corp.*

99.1	Joint Press Release dated December 3, 2007 issued by Agrium Inc. and UAP Holding Corp. Regarding
Execution of the Agreement and Plan of Merger
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*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.